UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

July 24, 2009
Date of Report (Date of earliest event reported)

Sovereign Bancorp, Inc.
(Exact name of registrant as specified in its charter)

Virginia	1-16581	23-2453088
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

75 State Street, Boston, Massachusetts		02109
(Address of principal executive offices)		(Zip Code)

(617) 346-7200
Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 8.01. Other Events.

     On July, 24, 2009, Banco Santander, S.A. (“Santander”) contributed to Sovereign Bancorp, Inc. (“Sovereign”) all of Santander’s ownership interest in Santander Consumer USA Inc. (“Consumer USA”). Consumer USA is a provider of finance programs that cover the non-prime spectrum focused on the automotive finance sector. Santander, the owner of all of the common stock of Sovereign, did not receive any consideration in exchange for the contribution, and as a result of this contribution, Consumer USA became a direct, majority-owned subsidiary of Sovereign.

Signature(s)

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOVEREIGN BANCORP, INC

By: /s/ Christopher K. Pfirrman
Name: Christopher K. Pfirrman
Title: Senior Vice President and Assistant Secretary

Date: July 30, 2009